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                                                                     EXHIBIT 23


        Consent of Ernst & Young LLP, Independent Auditors


        We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Employee Stock Option Plan of First Federal Capital Corp of our report dated January 24, 1997, with respect to the consolidated financial statements of First Federal Capital Corp included in the annual report (Form 10-K) for the year ended December 31, 1996.

                                                             Ernst & Young LLP

        Milwaukee, Wisconsin
        February 25, 1997



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